EXHIBIT 99.2

MALLINCKRODT PLC TO ACQUIRE CADENCE PHARMACEUTICALS, INC.

FOR $14.00 PER SHARE, IN CASH

•	Transaction accelerates growth in Mallinckrodt’s Specialty Pharmaceuticals segment with addition of a high-growth, differentiated pain product

•	Acquisition supports Mallinckrodt’s expansion into the hospital channel

•	Acquisition expected to be immediately accretive to Mallinckrodt’s fiscal year 2014 adjusted diluted earnings per share; and significantly accretive to Mallinckrodt’s fiscal year 2015 adjusted diluted earnings per share

DUBLIN and SAN DIEGO – February 11, 2014 – Mallinckrodt plc (NYSE: MNK), a leading global specialty pharmaceuticals company, and Cadence Pharmaceuticals, Inc. (NASDAQ: CADX) today announced that they have entered into a definitive agreement under which a subsidiary of Mallinckrodt plc will commence a tender offer to acquire all outstanding shares of Cadence Pharmaceuticals, Inc. for $14.00 per share in cash or approximately $1.3 billion on a fully diluted basis, which represents a 32% premium to the trailing 30-trading-day volume weighted average price (VWAP) of $10.62 per share for Cadence Pharmaceuticals, Inc.

Subject to customary terms and conditions, the parties expect the transaction to close in mid- to late-March. Mallinckrodt expects the acquisition will be immediately accretive to its fiscal year 2014 adjusted diluted earnings per share, and significantly accretive to its fiscal year 2015 adjusted diluted earnings per share.

Cadence Pharmaceuticals is a biopharmaceutical company focused on commercializing products principally for use in the hospital setting. The company’s product OFIRMEV® (acetaminophen injection) is a proprietary intravenous formulation of acetaminophen for the management of mild to moderate pain, the management of moderate to severe pain with adjunctive opioid analgesics and the reduction of fever. Since its introduction, OFIRMEV has experienced strong growth, and in a press release issued January 13, 2014, Cadence reported that it expects net revenues of $110.5 million for OFIRMEV in calendar year 2013 compared to 2012 reported OFIRMEV net product revenues of $50.1 million. OFIRMEV is currently on formulary in more than 2,350 U.S. hospitals and has been used to treat an estimated 6 to 7 million patients since its launch in January 2011 A New Drug Submission for the product has been approved by Health Canada.

This transaction accelerates growth in Mallinckrodt’s Specialty Pharmaceuticals segment in key ways. First, the company adds another powerful growth product, OFIRMEV, to the segment’s robust portfolio of core controlled substance generics and its growing roster of brands like EXALGO®, Gablofen®, PENNSAID® 2% and, if approved, XARTEMIS™ XR and longer term, MNK-155. Additionally with the strong presence Cadence has established in the adjacent hospital market, the acquisition adds another potential growth dimension for the segment, providing Mallinckrodt an opportunity to expand the company’s reach and penetration in this important channel.

“The acquisition of Cadence Pharmaceuticals is consistent with our goal of becoming a leading global specialty pharmaceuticals company,” said Mark Trudeau, Chief Executive Officer and President of Mallinckrodt. “OFIRMEV’s growth is driven by an expanding base of physicians who are prescribing the product for an increasing number of surgical patients, and we believe the product will be an outstanding addition to the brands component of Mallinckrodt’s Specialty Pharmaceutical segment. We have been impressed with the strong relationships that Cadence’s commercial organizations have established with customers in the hospital channel and are excited by the opportunity to build on these relationships to expand our platform in this area. We believe Mallinckrodt is well-positioned to further accelerate the trajectory of OFIRMEV and realize the full value of this product in the marketplace.”

“We are very proud of what our employees have accomplished, and in particular the very strong growth we have achieved with OFIRMEV,” said Ted Schroeder, President and Chief Executive Officer of Cadence Pharmaceuticals. “The relationships we’ve established with our customers and the benefits the drug has provided to millions of patients across the U.S. have contributed to the strong year-on-year growth we’ve seen for the product since launch. We believe Mallinckrodt is a natural fit to provide the resources and expertise that can expand patient access for OFIRMEV. Additionally, this transaction will provide Cadence shareholders with a strong return on their investment.”

Additional Terms of the Transaction

The Boards of Directors of both companies have unanimously approved the transaction. Under the terms of the agreement, a subsidiary of Mallinckrodt plc will commence a tender offer to purchase all of the outstanding shares of Cadence Pharmaceuticals, Inc. common stock for $14.00 per share in cash. The completion of the tender offer is subject to customary terms and conditions, including Cadence Pharmaceuticals’ stockholders tendering a majority of Cadence Pharmaceuticals’ outstanding shares and the expiration or termination of the waiting period under the Hart Scott Rodino Antitrust Improvements Act. Following the successful completion of the tender offer, the agreement provides that Cadence Pharmaceuticals, Inc. will merge with a subsidiary of Mallinckrodt and become a wholly-owned subsidiary of Mallinckrodt, and all remaining outstanding shares of Cadence Pharmaceuticals, Inc. will receive the same consideration paid to other stockholders in the tender offer.

The tender offer is expected to be completed in mid- to late-March 2014, subject to the satisfaction or waiver of the offer conditions. In connection with the tender offer, certain funds affiliated with Domain Associates, Cam L. Garner, James C. Blair, William R. LaRue and certain other entities have entered into a tender and support agreement with Mallinckrodt plc pursuant to which they have agreed to tender an aggregate of approximately 13% of Cadence Pharmaceutical’s outstanding shares in the offer. Following the completion of the transaction, Cadence Pharmaceuticals, Inc. shares will be delisted from NASDAQ.

Financing

Mallinckrodt plc has entered into debt financing commitments with affiliates of Deutsche Bank Securities Inc. that, together with cash on hand, are expected to provide the funds necessary to consummate the acquisition. Mallinckrodt expects that the financing for the transaction will be a senior secured term loan facility.

Advisors

Mallinckrodt’s financial advisor for the transaction is Deutsche Bank Securities Inc., and its legal advisors are Wachtell, Lipton, Rosen & Katz in the U.S. and Arthur Cox in Ireland.

Cadence Pharmaceuticals’ financial advisors for the transaction are Lazard and Centerview Partners and its legal advisor is Latham & Watkins LLP.

CONFERENCE CALL AND WEBCAST

Mallinckrodt will hold a conference call for investors on Tuesday, February 11, 2014, beginning at 8:30am/U.S. Eastern Standard Time. This call can be accessed in three ways:

At the Mallinckrodt website: http://mallinckrodt.com/investor_relations.aspx

By telephone: For both “listen-only” participants and those who wish to take part in the question-and-answer portion of the call, the telephone dial-in number in the U.S. is 866- 515-2915. For participants outside the U.S., the dial-in number is 617-399-5129. The access code for all callers is 21258039.

Through an audio replay: A replay of the call will be available beginning at 12:30pm/ U.S. Eastern Standard Time on February 11, 2014, and ending at 11:59pm/U.S. Eastern Standard Time on February 18, 2014. The dial-in number for U.S. participants is 888-286-8010. For participants outside the U.S., the replay dial-in number is 617- 801-6888. The replay access code for all callers is 60095354.

# # #

Cadence® and OFIRMEV® are registered trademarks of Cadence Pharmaceuticals, Inc. PENNSAID is a registered trademark of Nuvo Research Inc.

ABOUT OFIRMEV® (ACETAMINOPHEN) INJECTION

OFIRMEV (acetaminophen) injection (1000 mg / 100 mL, 10 mg / mL; for intravenous use only), Cadence Pharmaceutical’s proprietary intravenous formulation of acetaminophen, is indicated for the management of mild to moderate pain, the management of moderate to severe pain with adjunctive opioid analgesics and the reduction of fever. The FDA approval of OFIRMEV was based on data from clinical trials in approximately 1,020 adult and 355 pediatric patients. These trials included two studies evaluating the safety and effectiveness of OFIRMEV in the treatment of pain, and one study evaluating OFIRMEV in the treatment of fever. The effectiveness of OFIRMEV for the treatment of acute pain and fever has not been studied in pediatric patients less than two years of age.

Important Safety Information

RISK OF MEDICATION ERRORS AND HEPATOTOXICITY

Take care when prescribing, preparing, and administering OFIRMEV injection to avoid dosing errors which could result in accidental overdose and death.

OFIRMEV contains acetaminophen. Acetaminophen has been associated with cases of acute liver failure, at times resulting in liver transplant and death. Most of the cases of liver injury are associated with the use of acetaminophen at doses that exceed the recommended maximum daily limits, and often involve more than one acetaminophen-containing product.

OFIRMEV is contraindicated in patients with severe hepatic impairment, severe active liver disease or with known hypersensitivity to acetaminophen or to any of the excipients in the formulation. Acetaminophen should be used with caution in patients with the following conditions: hepatic impairment or active hepatic disease, alcoholism, chronic malnutrition, severe hypovolemia, or severe renal impairment. Rarely, acetaminophen may cause serious skin reactions such as acute generalized exanthematous pustulosis (AGEP), Stevens-Johnson Syndrome (SJS), and toxic epidermal necrolysis (TEN), which can be fatal. Discontinue OFIRMEV immediately if symptoms associated with allergy or hypersensitivity occur, or at the first appearance of skin rash. Do not use in patients with acetaminophen allergy.

The most common adverse reactions in patients treated with OFIRMEV were nausea, vomiting, headache, and insomnia in adult patients and nausea, vomiting, constipation, pruritus, agitation, and atelectasis in pediatric patients. The antipyretic effects of OFIRMEV may mask fever in patients treated with postsurgical pain. OFIRMEV is approved for use in patients > 2 years of age. Do not exceed the recommended maximum daily dose of OFIRMEV. OFIRMEV should be administered only as a 15-minute infusion.

For more information, please see the full OFIRMEV Prescribing Information, including the complete boxed warning, which is available at www.OFIRMEV.com or www.cadencepharm.com.

ABOUT MALLINCKRODT PLC

Mallinckrodt is a global specialty pharmaceutical and medical imaging business that develops, manufactures, markets and distributes specialty pharmaceutical products and medical imaging agents. The company’s Specialty Pharmaceuticals segment includes branded and specialty generic drugs and active pharmaceutical ingredients, and the Global Medical Imaging segment includes contrast media and nuclear imaging agents. Mallinckrodt has approximately 5,500 employees worldwide and a commercial presence in roughly 70 countries. The company’s fiscal 2013 revenue totaled $2.2 billion. To learn more about Mallinckrodt, visit www.mallinckrodt.com.

ABOUT CADENCE PHARMACEUTICALS, INC.

Cadence Pharmaceuticals is a biopharmaceutical company focused on acquiring, in-licensing, developing and commercializing proprietary products principally for use in the hospital setting. The current version of Cadence Pharmaceuticals’ corporate overview may be viewed on the Investors page of www.cadencepharm.com under “Events & Presentations” by selecting “Corporate Overview.”

ADDITIONAL INFORMATION AND WHERE TO FIND IT

The tender offer for the outstanding shares of Cadence Pharmaceuticals, Inc. (“Cadence Pharmaceuticals”) referenced in this document has not yet commenced. This document is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares, nor is it a substitute for the tender offer materials that Mallinckrodt plc (“Mallinckrodt”) and its subsidiary will file with the Securities and Exchange Commission (“SEC”). At the time the tender offer is commenced, Mallinckrodt and its subsidiary will file tender offer materials on Schedule TO, and thereafter Cadence Pharmaceuticals will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the tender offer. THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT WILL CONTAIN IMPORTANT INFORMATION. HOLDERS OF SHARES OF CADENCE PHARMACEUTICALS COMMON STOCK ARE URGED TO READ THESE DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE (AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME) BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT HOLDERS OF SHARES OF CADENCE PHARMACEUTICALS COMMON STOCK SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SHARES. The Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, will be made available to all holders of shares of Cadence Pharmaceuticals common stock at no expense to them. The tender offer materials and the Solicitation/Recommendation Statement will be made available for free at the SEC’s website at www.sec.gov. Additional copies of the tender offer materials may be obtained for free by contacting Mallinckrodt plc at 675 James S. McDonnell Blvd, Hazelwood, MO 63042, Attention: John Moten, Vice President Investor Relations, (314) 654-6650. In addition to the Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, Cadence Pharmaceuticals and Mallinckrodt file annual, quarterly and current reports and other information with the SEC. You may read and copy any reports or other information filed by Cadence Pharmaceuticals or Mallinckrodt at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the Commission at 1-800-SEC-0330 for further information on the public reference room. Cadence Pharmaceuticals’ and Mallinckrodt’s filings with the SEC are also available to the public from commercial document-retrieval services and at the SEC’s website at www.sec.gov.

FORWARD-LOOKING STATEMENTS

Statements in this document that are not strictly historical, including statements regarding the proposed acquisition, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined businesses and any other statements regarding events or developments that we believe or anticipate will or may occur in the future, may be “forward-looking” statements within the meaning of the federal securities laws, and involve a number of risks and uncertainties. There are a number of important factors that could cause actual events to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These factors include risks and uncertainties related to, among other things: general economic conditions and conditions affecting the industries in which Mallinckrodt and Cadence Pharmaceuticals operate; the commercial success of OFIRMEV; Mallinckrodt’s and Cadence Pharmaceuticals’ ability to protect intellectual property rights; the uncertainty of approval under the Hart Scott Rodino Antitrust Improvements Act; the parties’ ability to satisfy the tender offer and merger agreement conditions and consummate the tender offer and the merger on the anticipated timeline or at all; the availability of financing, including the financing contemplated by the debt commitment letter, on anticipated terms or at all; Mallinckrodt’s ability to successfully integrate Cadence Pharmaceuticals’ operations and employees with Mallinckrodt’s existing business; the ability to realize anticipated growth, synergies and cost savings; Cadence Pharmaceuticals’ performance and maintenance of important business relationships; Mallinckrodt’s ability to receive procurement and production quotas granted by the U.S. Drug Enforcement Administration; Mallinckrodt’s ability to obtain and/or timely transport molybdenum-99 to our technetium-99m generator production facilities; customer concentration; cost-containment efforts of customers, purchasing groups, third-party payors and governmental organizations; Mallinckrodt’s ability to successfully develop or commercialize new products; competition; Mallinckrodt’s ability to integrate acquisitions of technology, products and businesses generally; product liability losses and other litigation liability; the reimbursement practices of a small number of large public or private issuers; complex reporting and payment obligation under healthcare rebate programs; changes in laws and regulations; conducting business internationally; foreign exchange rates; material health, safety and environmental liabilities; litigation and violations; information technology infrastructure; and restructuring activities. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in Mallinckrodt’s SEC filings, including its Annual Report on Form 10-K for the fiscal year ended September 27, 2013 and Quarterly Report on Form 10-Q for the quarterly period ended December 27, 2013, as well as Cadence Pharmaceuticals’ SEC filings, including its Annual Report on Form 10-K for the year ended December 31, 2012 and Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2013, June 30, 2013 and September 30, 2013. The forward-looking statements made herein speak only as of the date hereof and none of Mallinckrodt, Cadence Pharmaceuticals or any of their respective affiliates assumes any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise, except as required by law.

FOR MALLINCKRODT:

John Moten

Vice President, Investor Relations

314-654-6650

john.moten@mallinckrodt.com

Jeffrey Taufield or Daniel Yunger

Kekst and Company

212-521-4879

jeffrey-taufield@kekst.com

daniel-yunger@kekst.com

Meredith Fischer

SVP Communications and Public Affairs

314-654-3318

meredith.fischer@mallinckrodt.com

FOR CADENCE:

Investors

William R. LaRue

SVP & Chief Financial Officer

858-436-1400

Media:

Cuyler Mayer

Edelman Communications

322-202-1073

Cuyler.Mayer@Edelman.com